EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2022
EARNINGS PER SHARE
Summary of computation of basic and diluted loss per common share

	For the Years Ended
	December 31,
	2022	2021	2020
Net (Loss) Income	$(23,738,837)	$(6,747,453)	$6,944,691

Weighted average number of ordinary share outstanding*
Basic and Diluted	1,534,487	1,459,390	1,062,502

(Loss) Earnings per share
Basic and Diluted	$(15.47)	$(4.62)	$6.54

*Retrospectively restated to give effect to a share consolidation at a ratio of one-for-three and one fifth (3.2) ordinary shares effective on May 24, 2022, an increase in the Company’s share capital from $50,000 to $60,000, and a share consolidation at a ratio of one-for-six (6) ordinary shares effective on March 21, 2023 (Note 15).